UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 8, 2021

BANC OF CALIFORNIA, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35522	04-3639825
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 MacArthur Place, Santa Ana, California	92707
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (855) 361-2262
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BANC	New York Stock Exchange
Depositary Shares each representing a 1/40th Interest in a share of 7.00% Non-Cumulative Perpetual Preferred Stock, Series E	BANC PRE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01        Other Events.
On September 27, 2021, Banc of California, Inc. (the “Company”) entered into an Amended Corrected Stipulation and Agreement of Settlement (the “Stipulation of Settlement”) to resolve the previously disclosed stockholder derivative action commenced nominally on behalf of the Company against the individual defendants entitled In re Banc of California, Inc. Stockholder Derivative Litigation (lead case no. 8:19-cv-621-DMG-DFMx). The United States District Court for the Central District of California (the “Court”) also issued an order (the “Preliminary Order”) granting preliminary approval of the proposed settlement, which requires only governance changes by the Company and does not contain a monetary component except for a potential award of attorneys’ fees, which will be paid by defendants’ insurance carriers. The Preliminary Order set December 17, 2021, at 10:00 a.m. as the hearing date and time for the final approval of the terms of the Stipulation of Settlement.

As required by the Preliminary Order, the Company is filing the Stipulation of Settlement and the Notice of Pendency and Proposed Settlement of Stockholder Derivative Action (the “Notice”) with this Current Report on Form 8-K, copies of which are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference. The Notice describes, among other things, the background of the claims and the settlement and provides that any objections to the settlement must be made by stockholders of the Company on or before November 19, 2021 in the manner described in the Notice. In accordance with the Preliminary Order, a summary of the Notice will be published in the national edition of Investor’s Business Daily, and this Current Report, with attachments, will also be published on the Company’s website, each as an additional form of notice to the Company’s stockholders.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Amended Corrected Stipulation and Agreement of Settlement, dated September 27, 2021
99.2	Notice of Pendency and Proposed Settlement of Stockholder Derivative Action
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANC OF CALIFORNIA, INC.
Date:    October 8, 2021

/s/ Ido Dotan
Ido Dotan
Executive Vice President, General Counsel and Corporate Secretary